[graphic omitted] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) MANAGED
SECTORS FUND

SEMIANNUAL REPORT o FEBRUARY 28, 1998

THE ROTH IRA IS NOW AVAILABLE (see page 27)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

                               On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful

[Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                               economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Roth IRA .................................................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

------------------------------------------------------------------------------
HIGHLIGHTS
------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.52%, CLASS B SHARES 5.24%, AND CLASS I SHARES 5.70%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE PRIMARY CATALYST FOR PERFORMANCE, BOTH POSITIVE AND NEGATIVE, HAS BEEN THE FUND'S HOLDINGS IN TECHNOLOGY AND ENERGY. THROUGH MID-OCTOBER, THESE AREAS LED TO STRONG RELATIVE PERFORMANCE BUT, LARGELY AS A RESULT OF THE ASIAN FINANCIAL CRISIS, THESE SECTORS WENT THROUGH A PERIOD OF WEAK RELATIVE PERFORMANCE THAT LASTED THROUGH THE END OF 1997.

o WE HAVE REDUCED THE FUND'S TECHNOLOGY WEIGHTING BY 3.8%, WHILE INCREASING HEALTH CARE BY OVER 2%. ALSO, THE FUND HAS ADDED A FINANCIAL SECTOR THAT NOW MAKES UP APPROXIMATELY 5% OF ASSETS.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998
------------------------------------------------------------------------------
JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Kenneth J. Enright]
     Kenneth J. Enright

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 5.52%, Class B shares 5.24%, and Class I shares 5.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance. The Lipper Capital Appreciation Fund Index, which more closely reflects the Fund's objectives, returned 11.37% during the same period.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. The primary catalyst for performance, both positive and negative, has been the Fund's holdings in the technology and energy sectors. Through mid-October, those holdings led to strong relative performance by the Fund but, largely as a result of the Asian financial crisis, these sectors went through a period of volatility and weak relative performance that lasted through the end of 1997. So far in 1998, however, results in both sectors have improved, especially in technology.

Q. HOW WOULD YOU DESCRIBE THE OVERALL INVESTMENT ENVIRONMENT OF THE PAST SEVERAL MONTHS?

A. By far the dominant factor has been confusion over how problems in Asia would impact the rest of the world's economies. After a short period of uncertainty, the market has resumed its upward bias, as a majority of investors now expect the Asian turmoil to have a positive impact on inflation due to both cheaper exports and sources of goods for manufacturing. The supporters of this scenario have outnumbered those who are concerned that the weak Asian economies will dampen, or even reverse, the positive growth in the rest of the world, especially in the United States. But due to the uncertainty, this rising market has -- as in the early part of 1997 -- been led by large multinationals with dominant, worldwide diversified franchises and domestic industries with no exposure to the vagaries of the international marketplace.

Q.  HAVE YOU MADE ANY SIGNIFICANT CHANGES AMONG THE FUND'S FOUR MAJOR SECTORS:
    TECHNOLOGY, ENERGY, HEALTH CARE, AND LEISURE?

A. The energy and leisure positions are essentially unchanged, although some minor changes have been made in leisure. The technology weighting is lower by 4.0%, and health care has been increased by over 2%. The "other" category -- consisting of additional sectors that we feel have attractive prospects -- is down by 0.9%. Also, the Fund has added a financial sector that now makes up approximately 5% of assets.

Q.  WHAT ABOUT PARTICULAR STOCKS? ANY SIGNIFICANT CHANGES THERE?

A. There have been numerous changes. In technology, we have materially reduced the Fund's exposure to the personal computer and semiconductor industries through the sales of Digital Equipment and Texas Instruments and the reduction of its Compaq holding. The proceeds were primarily directed toward software companies, with the addition of BMC Software and increased weightings in Microsoft and Oracle. In addition, networking stocks 3Com and Ascend were sold and the proceeds put toward the networking leader, Cisco Systems. Equitable of Iowa, ITT Corp., and LIN Television were sold after receiving takeover offers. The Fund reduced its hotel holdings through the sales of LaQuinta and Host Marriott. Notable purchases were made in financial services to exploit the continued favorable interest-rate environment. Franklin Resources, Lincoln National, Transamerica, and FirstPlus Financial are new holdings in this area. Other companies such as American Home Products, Sears, Raytheon, and Teleport were also purchased.

Q. COULD YOU TALK ABOUT SOME OF YOUR HOLDINGS THAT PERFORMED BETTER THAN EXPECTED, AND WHY YOU THINK THEY DID WELL?

A. Tyco International, the Fund's largest position, performed very well as earnings expectations have continually been met or exceeded. The company continues to improve margins, primarily through folding in acquisitions and expanding its product offerings to exploit the worldwide distribution systems in many of its businesses. Despite their volatility of late, oil services stocks also contributed to performance, as did the acquired companies Equitable of Iowa, ITT, and LIN Television. Finally, strong performance from technology companies such as Microsoft, Compaq, Texas Instruments, Cisco, and Loral contributed to results.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?

A. Aetna and CIGNA, both health maintenance organizations (HMOs), exhibited poor results due to a difficult pricing environment and worse-than-expected cost controls. Also in health care, operating results for MedPartners and Genesis Health Ventures were below expectations and, as a result, those stocks suffered. Some technology stocks did poorly, particularly those exposed to Asia, such as Atmel Corp. Finally, although oil services stocks were strong for all of 1997, they have not recovered from their Asia-induced correction in October as commodity prices have weakened due to increased supply and lower-than-expected demand.

Q.  WHAT DO YOU SEE AS THE BIGGEST RISK TO THE FUND IN THE NEXT SIX MONTHS
    OR SO?

A. Given the market's continued rise over the past three years, few groups appear undervalued. These historically high valuations have stemmed from expectations for continued low inflation and favorable interest rates. While few pressure signs appear on the horizon, a significant reversal of expectations for inflation or an increase in interest rates would likely precipitate a market correction.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS?

A. As mentioned, modest inflation and low interest rates, coupled with reasonable economic growth, have provided an ideal backdrop for financial assets. While all signs point to a continuation of this environment, current valuations for most sectors have put a premium on stock picking versus sector selection. We continue to rely on bottom-up fundamental research to drive our investment decisions, but we remain cautious in light of historically high valuations.

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
------------------------------------------------------------------------------

KENNETH J. ENRIGHT JOINED THE MFS RESEARCH DEPARTMENT IN 1986 AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987 AND VICE PRESIDENT -- INVESTMENTS IN 1988. A GRADUATE OF BOSTON STATE COLLEGE AND THE BABSON COLLEGE GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE IS A CHARTERED FINANCIAL ANALYST AND HAS MANAGED MFS(R) MANAGED SECTORS FUND SINCE 1993.

FUND FACTS

OBJECTIVE:               SEEKS TO PROVIDE CAPITAL APPRECIATION. DIVIDEND INCOME,
                         IF ANY, IS INCIDENTAL.
COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986
CLASS INCEPTION:         CLASS A  SEPTEMBER 20, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS I  JANUARY 2, 1997
SIZE:                    $455.7 MILLION NET ASSETS AS OF FEBRUARY 28, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS Managed Sectors Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                  6 Months   1 Year    5 Years   10 Years
---------------------------------------------------------------------------
Cumulative Total Return             +5.52%  +29.19%   +126.46%   +326.90%

---------------------------------------------------------------------------
Average Annual Total Return           --    +29.19%   + 17.76%   + 15.62%
---------------------------------------------------------------------------
SEC Results                           --    +21.74%   + 16.62%   + 15.06%
---------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                  6 Months   1 Year    5 Years   10 Years
---------------------------------------------------------------------------
Cumulative Total Return             +5.24%  +28.38%   +119.62%   +314.16%

---------------------------------------------------------------------------
Average Annual Total Return           --    +28.38%   + 17.04%   + 15.27%
---------------------------------------------------------------------------
SEC Results                           --    +24.38%   + 16.82%   + 15.27%
---------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                  6 Months   1 Year    5 Years   10 Years
---------------------------------------------------------------------------
Cumulative Total Return             +5.70%  +29.61%   +121.22%   +317.04%

---------------------------------------------------------------------------
Average Annual Total Return           --    +29.61%   + 17.21%   + 15.35%
---------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST EQUITY SECTORS

Technology               28.7%
Leisure                  20.3%
Health Care              18.8%
Other Sectors            16.1%
Energy                    9.9%
Financial Institutions    5.3%
Miscelaneous              0.9%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 EQUITY HOLDINGS

TYCO INTERNATIONAL LTD.  9.9%                   ORACLE CORP.  2.6%
Fire protection, packaging,                     Database software developer
and electronic                                  and manufacturer
equipment manufacturer
                                                CISCO SYSTEMS, INC.  2.5%
TELEPHONE & DATA SYSTEMS, INC.  5.7%            Computer network developer
Rural and local telephone company
                                                SUN MICROSYSTEMS, INC. 2.4%
UNITED HEALTHCARE CORP.  3.6%                   Computer systems company
Health maintenance organization
                                                BRISTOL-MYERS SQUIBB CO. 2.3%
COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.8%   Pharmaceutical products company
Computer software company
                                                TERADYNE, INC.  2.1%
HARRAH'S ENTERTAINMENT, INC.  2.7%              Electronic systems and software
Gaming operator in several states               manufacturer

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Stocks - 99.1%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
Energy - 9.9%
  BJ Services Co.*                                      195,900   $  6,734,063
  Camco International, Inc.                             131,000      7,663,500
  Cooper Cameron Corp.*                                 136,100      7,298,362
  Noble Drilling Corp.*                                 225,300      6,392,888
  Occidental Petroleum Corp.                            270,000      6,901,875
  Transocean Offshore, Inc.                              55,000      2,365,000
  Weatherford Enterra, Inc.*                            229,500      7,946,437
                                                                  ------------
                                                                  $ 45,302,125
------------------------------------------------------------------------------
Financial Institutions - 5.3%
  FIRSTPLUS Financial Group, Inc.*                      125,600   $  4,144,800
  Franklin Resources, Inc.                              110,000      5,610,000
  Green Tree Financial Corp.                            147,200      3,376,400
  Lincoln National Corp.                                 66,900      5,602,875
  Transamerica Corp.                                     45,000      5,239,688
                                                                  ------------
                                                                  $ 23,973,763
------------------------------------------------------------------------------
Leisure - 20.3%
  Aerial Communications, Inc.*                          275,000   $  2,337,500
  CBS Corp.                                              40,000      1,237,500
  Cellular Communications International, Inc.*           52,900      2,525,975
  Cendant Corp.*                                        215,000      8,062,500
  Century Telephone Enterprises, Inc.                    61,800      3,769,800
  Harrah's Entertainment, Inc.*                         585,300     12,327,881
  Hearst-Argyle Television, Inc.*                        26,800        941,350
  Hilton Hotels Corp.                                   210,000      6,260,625
  Jacor Communications, Inc.*                             5,400        312,525
  MGM Grand, Inc.*                                      105,000      3,793,125
  Mirage Resorts, Inc.*                                 207,200      4,739,700
  Promus Hotel Corp.*                                   166,499      8,033,577
  Sprint Corp.                                          100,000      6,600,000
  Tele-Communications Inc.*                              95,000      2,760,937
  Telephone & Data Systems, Inc.                        591,100     25,749,794
  Univision Communications, Inc., "A"*                   81,000      3,108,375
                                                                  ------------
                                                                  $ 92,561,164
------------------------------------------------------------------------------
Medical and Health Technology and Services - 18.8%
  American Home Products Corp.                           70,000   $  6,562,500
  AmeriSource Health Corp., "A"*                        105,800      6,189,300
  Bristol-Myers Squibb Co.                              105,000     10,519,687
  CVS Corp.                                              77,500      5,739,844
  Genesis Health Ventures, Inc.*                        240,000      6,960,000
  HealthSouth Corp.*                                    257,700      6,957,900
  McKesson Corp.##                                       70,000      3,648,750
  MedPartners, Inc.*                                    209,700      2,516,400
  Meyer (Fred), Inc.*                                   110,300      4,901,456
  Rite Aid Corp.                                        261,000   $  8,449,875
  Safeway, Inc.*                                        194,000      6,765,750
  United Healthcare Corp.                               270,000     16,385,625
                                                                  ------------
                                                                  $ 85,597,087
------------------------------------------------------------------------------
Technology - 28.7%
  Analog Devices, Inc.*                                 262,000   $  8,449,500
  Aspect Telecommunications Corp.*                      225,000      5,934,375
  Atmel Corp.*                                          350,000      5,687,500
  BMC Software, Inc.*                                    84,800      6,487,200
  Cisco Systems, Inc.*                                  170,250     11,215,219
  Compaq Computer Corp.                                 282,100      9,044,831
  Computer Associates International, Inc.               267,500     12,605,937
  Danka Business Systems, ADR (United Kingdom)          248,500      4,441,938
  Global TeleSystems Group, Inc.*                         2,800        102,550
  Intel Corp.                                            60,000      5,381,250
  International Business Machines Corp.                  76,500      7,989,469
  Micron Technology, Inc.*                              180,000      5,973,750
  Microprose, Inc.*                                     543,600      1,070,213
  Microsoft Corp.*                                      110,000      9,322,500
  Oracle Corp.*                                         485,000     11,943,125
  Sun Microsystems, Inc.*                               228,900     10,901,362
  Teleport Communications Group, Inc., "A"*              85,000      4,643,125
  Teradyne, Inc.*                                       205,000      9,673,437
                                                                  ------------
                                                                  $130,867,281
------------------------------------------------------------------------------
Other - 16.1%
  Jefferson Smurfit Corp.*                              236,700   $  3,535,706
  LCI International, Inc.*                              110,900      3,659,700
  Raytheon Co., "A"                                     105,000      6,090,000
  Sears, Roebuck & Co.                                  100,000      5,306,250
  Stone Container Corp.*                                400,000      4,500,000
  Tyco International Ltd.                               880,000     44,660,000
  Wisconsin Central Transportation Corp.*               211,300      5,731,513
                                                                  ------------
                                                                  $ 73,483,169
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $378,167,279)                      $451,784,589
------------------------------------------------------------------------------
Convertible Bond - 0.1%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
------------------------------------------------------------------------------
  Spectrum Holobyte, Inc. (Technology)##, 6.5s, 2002
      (Identified Cost, $560,000)                        $  560    $   424,200
------------------------------------------------------------------------------
Short-Term Obligations - 1.5%
------------------------------------------------------------------------------
  General Electric Capital Corp., due 3/02/98, at
      Amortized Cost                                     $6,880    $ 6,878,911
------------------------------------------------------------------------------
Total Investments (Identified Cost, $385,606,190)                 $459,087,700
Other Assets, Less Liabilities - (0.7)%                             (3,359,253)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $455,728,447
------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified Cost, $385,606,190)      $459,087,700
  Cash                                                              7,430
  Receivable for investments sold                               8,179,916
  Receivable for Fund shares sold                                 244,434
  Dividends and interest receivable                               118,022
  Other assets                                                      3,297
                                                             ------------
    Total assets                                             $467,640,799
                                                             ------------
Liabilities:
  Payable for investments purchased                          $  7,988,287
  Payable for Fund shares reacquired                            3,589,687
  Payable to affiliates -
    Management fee                                                 18,862
    Administrative fee                                                377
    Shareholder servicing agent fee                                 2,829
    Distribution and service fee                                  187,125
  Accrued expenses and other liabilities                          125,185
                                                             ------------
      Total liabilities                                      $ 11,912,352
                                                             ------------
Net assets                                                   $455,728,447
                                                             ============
Net assets consist of:
  Paid-in capital                                            $358,314,100
  Unrealized appreciation on investments                       73,481,510
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                          26,190,515
  Accumulated net investment loss                              (2,257,678)
                                                             ------------
      Total                                                  $455,728,447
                                                             ============
Shares of beneficial interest outstanding                    31,957,975
                                                             ==========
Class A shares:
  Net asset value per share
    (net assets of $296,867,266 / 20,852,473 shares of
     beneficial
     interest outstanding)                                     $14.24
                                                               ======
  Offering price per share (100 / 94.25)                       $15.11
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $156,392,549 / 10,932,387 shares of
     beneficial interest outstanding)                          $14.31
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $2,468,632 / 173,115 shares
     of beneficial interest outstanding)                       $14.26
                                                               ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

 See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998

------------------------------------------------------------------------------

Net investment income:
  Income -

      Dividends                                             $    884,730
      Interest                                                   361,876
      Foreign taxes withheld                                      (5,083)
                                                            ------------
        Total investment income                             $  1,241,523
                                                            ------------
  Expenses -

    Management fee                                          $  1,663,494
    Trustees' compensation                                        21,164
    Shareholder servicing agent fee                              275,737
    Distribution and service fee (Class A)                       499,234
    Distribution and service fee (Class B)                       779,741
    Administrative fee                                            29,548
    Custodian fee                                                 73,518
    Postage                                                       41,836
    Printing                                                      16,829
    Auditing fees                                                  1,082
    Legal fees                                                       455
    Miscellaneous                                                 97,066
                                                            ------------
        Total expenses                                      $  3,499,704
    Fees paid indirectly                                         (51,304)
                                                            ------------
      Net expenses                                          $  3,448,400
                                                            ------------
        Net investment loss                                 $ (2,206,877)
                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -

    Investment transactions                                 $ 41,385,291
    Written option transactions                                4,184,173
    Foreign currency transactions                                  6,574
                                                            ------------
      Net realized gain on investments and foreign
         currency transactions                              $  5,576,038
                                                            ------------
  Change in unrealized appreciation -

    Investments                                             $(20,122,132)
    Written options                                              567,441
                                                            ------------
      Net unrealized loss on investments and foreign
         currency translation                               $(19,554,691)
                                                            ------------
        Net realized and unrealized gain on investments
           and foreign currency                             $ 26,021,347
                                                            ------------
          Increase in net assets from operations            $ 23,814,470
                                                            ============

See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                             FEBRUARY 28,            YEAR ENDED
                                                                     1998       AUGUST 31, 1997
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $ (2,206,877)         $ (4,471,998)
  Net realized gain on investments and foreign
    currency transactions                                      45,576,038            69,844,274
  Net unrealized gain (loss) on invesments and foreign
    currency translation                                      (19,554,691)           72,570,022
                                                             ------------          ------------
    Increase in net assets from operations                   $ 23,814,470          $137,942,298
                                                             ------------          ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                          $(52,766,286)         $(26,355,849)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (28,280,294)          (15,051,923)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (445,020)              --
                                                             ------------          ------------
      Total distributions declared to shareholders           $(81,491,600)         $(41,407,772)
                                                             ------------          ------------
    Net increase in net assets from Fund share
      transactions                                           $ 65,777,356          $ 13,731,145
                                                             ------------          ------------
      Total increase in net assets                           $  8,100,226          $110,265,671
Net assets:
  At beginning of period                                      447,628,221           337,362,550
                                                             ------------          ------------
At end of period (including accumulated net investment
loss of $2,257,678 and $50,801, respectively)                $455,728,447          $447,628,221
                                                             ============          ============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE
                             SIX MONTHS                                                               MONTHS            PERIOD
                                  ENDED                  YEAR ENDED AUGUST 31,                         ENDED             ENDED
                           FEBRUARY 28,       --------------------------------------------        AUGUST 31,      NOVEMBER 30,
                                   1998             1997             1996             1995              1994             1993*
                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $16.81           $13.16           $15.55           $13.41            $15.50            $15.68
                                 ------           ------           ------           ------            ------            ------
Income from investment
  operations# -
  Net investment loss            $(0.06)          $(0.13)          $(0.08)          $(0.05)           $(0.03)           $(0.02)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                   0.63             5.46             0.58             3.22              0.77             (0.16)
                                 ------           ------           ------           ------            ------            ------
  Total from investment
    operations                   $ 0.57           $ 5.33           $ 0.50           $ 3.17            $ 0.74            $(0.18)
                                 ------           ------           ------           ------            ------            ------
Less distributions
 declared to shareholders
 from net realized gain on
 investments and foreign
 currency transactions           $(3.14)          $(1.68)          $(2.89)          $(1.03)           $(2.83)           $  --
                                 ------           ------           ------           ------            ------            ------
Net asset value - end of
 period                          $14.24           $16.81           $13.16           $15.55            $13.41            $15.50
                                 ======           ======           ======           ======            ======            ======
Total return(+)                   5.52%++         43.92%            3.92%           26.12%             5.12%++         (5.99)%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                      1.31%+           1.43%            1.43%            1.46%             1.52%+            1.59%+
  Net investment loss           (0.76)%+         (0.93)%          (0.56)%          (0.34)%           (0.26)%+          (0.75)%+
Portfolio turnover                  60%              96%             117%             115%               76%              106%
Average commission rate###
                              $  0.0540        $  0.0569        $  0.0411         $   --            $   --            $   --
Net assets at end of
 period (000 omitted)          $296,867         $288,227         $207,504         $178,367          $121,498          $136,179

  *For the period from the inception of Class A, September 20, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NINE
                                            SIX MONTHS                                                                 MONTHS
                                                 ENDED                   YEAR ENDED AUGUST 31,                          ENDED
                                          FEBRUARY 28,        --------------------------------------------         AUGUST 31,
                                                  1998              1997             1996             1995               1994
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $16.81            $13.14           $15.46           $13.35             $15.49
                                                ------            ------           ------           ------             ------
Income from investment operations# -
 Net investment loss                            $(0.11)           $(0.23)          $(0.18)          $(0.14)            $(0.10)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    0.64              5.47             0.58             3.20               0.75
                                                ------            ------           ------           ------             ------
    Total from investment operations            $ 0.53            $ 5.24           $ 0.40           $ 3.06             $ 0.65
                                                ------            ------           ------           ------             ------
Less distributions declared to
 shareholders from net realized gain on
 investments and foreign currency
 transactions                                   $(3.03)           $(1.57)          $(2.72)          $(0.95)            $(2.79)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $14.31            $16.81           $13.14           $15.46             $13.35
                                                ======            ======           ======           ======             ======
Total return                                     5.24%++          42.95%            3.17%           25.19%              4.47%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                     1.95%+            2.11%            2.15%            2.18%              2.26%+
  Net investment loss                          (1.40)%+          (1.60)%          (1.27)%          (1.06)%            (1.01)%+
Portfolio turnover                                 60%               96%             117%             115%                76%
Average commission rate###
                                              $ 0.0540          $ 0.0569         $ 0.0411         $   --             $   --
Net assets at end of period (000
 omitted)                                     $156,393          $157,052         $129,858         $199,773           $214,055

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30,
                              -----------------------------------------------------------------------------------------------------
                                      1993              1992            1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------------
                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $15.42            $13.00          $ 9.23           $11.32          $ 7.86          $ 6.94
                                    ------            ------          ------           ------          ------          ------
Income from investment operations -
  Net investment income
   (loss)                           $(0.25)           $(0.24)         $(0.12)          $(0.03)         $ 0.03          $ 0.09
  Net realized and
   unrealized gain (loss) on
   investments and foreign
   currency transactions              0.94              2.66            3.89            (2.06)           3.51            0.89
                                    ------            ------          ------           ------          ------          ------
  Total from investment
   operations                       $ 0.69            $ 2.42          $ 3.77           $(2.09)         $ 3.54          $ 0.98
                                    ------            ------          ------           ------          ------          ------
Less distributions declared
 to shareholders from net
 realized gain on
 investments and foreign
 currency transactions              $(0.62)           $ --            $ --             $ --            $(0.08)         $(0.06)
                                    ------            ------          ------           ------          ------          ------
Net asset value - end of
 period                             $15.49            $15.42          $13.00           $ 9.23          $11.32          $ 7.86
                                    ======            ======          ======           ======          ======          ======
Total return                         4.50%            18.62%          40.85%         (18.46)%          45.35%          14.06%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                           2.21%             2.37%           2.44%            2.50%           2.52%           2.31%
  Net investment income
   (loss)                          (1.55)%           (1.85)%         (1.00)%          (0.27)%           0.37%           1.08%
Portfolio turnover                    106%               22%             59%              79%             84%            146%
Net assets at end  of period
 (000 omitted)                    $232,982          $249,493        $190,232         $152,132        $180,416        $137,311

See notes to financial statements

--------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS
                                                                         ENDED             PERIOD ENDED
                                                                  FEBRUARY 28,               AUGUST 31,
                                                                          1998                  1997***
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                       CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $16.86                   $13.18
                                                                        ------                   ------
Income from investment operations# -
  Net investment loss                                                   $(0.03)                  $(0.07)
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                  0.62                     3.75
                                                                        ------                   ------
      Total from investment operations                                  $ 0.59                   $ 3.68
                                                                        ------                   ------
Less distributions declared to shareholders from net realized                                    $
  gain on investments and foreign currency transactions
                                                                        $(3.19)                     --
                                                                        ------                   ------
Net asset value - end of period                                         $14.26                   $16.86
                                                                        ======                   ======
Total return                                                             5.70%++                 27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.96%+                   1.07%+
  Net investment loss                                                  (0.42)%+                 (0.65)%+
Portfolio turnover                                                         60%                      96%
Average commission rate                                                $0.0540                  $0.0569
Net assets at end of period (000 omitted)                              $ 2,469                  $ 2,349

***For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,714 for the six months ended February 28, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $15,971 for the six months ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,282 for the six months ended February 28, 1998. Fees incurred under the distribution plan during the six months ended February 28, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,951 for Class B shares for the six months ended February 28, 1998. Fees incurred under the distribution plan during the six months ended February 28, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1998, were $66 and $40,625 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets of each class of shares at an effective annual rate of up to 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $261,101,399 and $265,133,373, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $385,606,190
                                                                 ------------
Gross unrealized appreciation                                    $ 92,952,873
Gross unrealized depreciation                                     (19,471,363)
                                                                 ------------
    Net unrealized appreciation                                  $ 73,481,510
                                                                 ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998                  YEAR ENDED AUGUST 31, 1997
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              4,538,547       $69,862,413                 5,344,407      $ 80,513,731
Shares issued to shareholders in
  reinvestment of distributions          3,802,866        48,562,738                 1,814,003        24,108,369
Shares transferred to Class I             --                --                        (167,732)       (2,210,708)
Shares reacquired                       (4,637,282)      (72,896,567)               (5,609,695)      (83,104,253)
                                        ----------       -----------                ----------      ------------
    Net increase                         3,704,131       $45,528,584                 1,380,983      $ 19,307,139
                                        ==========       ===========                ==========      ============

Class B Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998                  YEAR ENDED AUGUST 31, 1997
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                              1,779,357       $28,460,590                 3,284,660      $ 47,554,552
Shares issued to shareholders in
  reinvestment of distributions          2,100,346        26,969,554                 1,075,701        14,360,963
Shares reacquired                       (2,288,447)      (35,612,835)               (4,899,090)      (69,295,923)
                                        ----------       -----------                ----------      ------------
    Net increase (decrease)              1,591,256       $19,817,309                  (538,729)     $ (7,380,408)
                                        ==========       ===========                ==========      ============

Class I Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998               PERIOD ENDED AUGUST 31, 1997*
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  4,005       $    62,726                    23,376      $    310,582
Shares transferred from Class A           --                --                         167,732         2,210,708
Shares issued to shareholders in
  reinvestment of distributions             34,822           445,021                  --                --
Shares reacquired                           (5,034)          (76,284)                  (51,786)         (716,876)
                                        ----------       -----------                ----------      ------------
    Net increase                            33,793       $   431,463                   139,322      $  1,804,414
                                        ==========       ===========                ==========      ============

*For the period from the inception of Class I, January 2, 1997, through August 31, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1998, was $1,498.

(7) Financial Instruments

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments are written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                    1997 CALLS
                                                       -----------------------
                                                       CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD                          29,313    $5,098,759
  Options written
  Options terminated in closing transactions               5,728       901,413
  Options exercised                                        3,700       665,759
  Options expired                                         19,885     3,531,587
                                                          ------    ----------
OUTSTANDING, END OF PERIOD                                  --      $   --
                                                          ======    ==========

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                    SECRETARY
Richard B. Bailey* - Private Investor;      Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management            ASSISTANT SECRETARY
                                            James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                            CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of           State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,             INVESTOR INFORMATION
Harvard Medical School                      For MFS stock and bond market
                                            outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE -        1-800-637-4458 anytime from a
Chief Executive Officer, Edmund             touch-tone telephone.
Gibbons Ltd.
                                            For information on MFS mutual
Abby M. O'Neill - Private Investor          funds, call your financial adviser
                                            or, for an information kit, call
Walter E. Robb, III - President and         toll free: 1-800-637-2929 any
Treasurer, Benchmark Advisors, Inc.         business day from 9 a.m. to 5 p.m.
(corporate financial consultants);          Eastern time (or leave a message
President, Benchmark Consulting Group,      anytime).
Inc. (office services)
                                            INVESTOR SERVICE
Arnold D. Scott* - Senior Executive         MFS Service Center, Inc.
Vice President, Director, and Secretary,    P.O. Box 2281
MFS Investment Management                   Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief        For general information, call toll
Executive Officer, and Director,            free: 1-800-225-2606 any business
MFS Investment Management                   day from 8 a.m. to 8 p.m. Eastern
                                            time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning       For service to speech- or
specialists)                                hearing-impaired, call toll free:
                                            1-800-637-6576 any business day
Ward Smith - Former Chairman (until         from 9 a.m. to 5 p.m. Eastern
1994), NACCO Industries (holding            time. (To use this service, your
company)                                    phone must be equipped with a
                                            Telecommunications Device for the
INVESTMENT ADVISER                          Deaf.) For share prices, account
Massachusetts Financial Services Company    balances, and exchanges, call toll
500 Boylston Street                         free: 1-800-MFS-TALK
Boston, MA 02116-3741                       (1-800-637-8255) anytime from a
                                            touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                 WORLD WIDE WEB
500 Boylston Street                         www.mfs.com
Boston, MA 02116-3741
                                            [Dalbar logo] For the fourth year
PORTFOLIO MANAGER                           in a row, MFS earned a #1 ranking
Kenneth J. Enright*                         in the DALBAR, Inc. Broker/Dealer
                                            Survey, Main Office Operations
TREASURER                                   Service Quality Category. The firm
W. Thomas London*                           achieved a 3.42 overall score on a
                                            scale of 1 to 4 in the 1997
ASSISTANT TREASURERS                        survey. A total of 111 firms
Mark E. Bradley*                            responded, offering input on the
Ellen Moynihan*                             quality of service they received
James O. Yost*                              from 29 mutual fund companies
                                            nationwide. The survey contained
*Affiliated with the Investment Adviser     questions about service quality in
                                            11 categories, including
                                            "knowledge of operations,"
                                            "keeping you informed," and
                                            "ease of doing business"
                                            with the firm.

MFS(R) MANAGED                                                 ------------
SECTORS FUND                                                    BULK RATE
                                                               U.S. POSTAGE
[graphic omitted] MFS(SM)                                          PAID
INVESTMENT MANAGEMENT                                              MFS
We invented the mutual fund(SM)                                ------------

500 Boylston Street
Boston, MA 02116-3741

[DALBAR Logo]


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                      MMS-3 4/98 53M 08/208/808